Exhibit 99.2

Consolidated Financial Statements

Atlantic Offshore Services S.A.

December 31, 2025

with Report of Independent Auditors

Atlantic Offshore Services S.A.

Consolidated financial statements

December 31, 2025

Centro Empresarial PB 370 Praia de Botafogo, 370 8º ao 10º andar - Botafogo 22250-040 - Rio de Janeiro - RJ - Brasil Tel: +55 21 3263-7000 ey.com.br

Report of Independent Auditors

To the Shareholders and management of

Atlantic Offshore Services S.A.

Qualified Opinion

We have audited the consolidated financial statements of Atlantic Offshore Services S.A. (the Company), which comprise the consolidated statement of financial position as of December 31, 2025, and the related consolidated statements of profit or loss, comprehensive income, changes in equity and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”).

In our opinion, except for the omission of the information described in the Basis for Qualified Opinion section of our report, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025, and the results of its operations and its cash flows for the year then ended in accordance with IFRS Accounting Standards promulgated by the International Accounting Standards Board.

Basis for Qualified Opinion

As discussed in Note 1, the accompanying consolidated financial statements of Atlantic Offshore Services S.A. are presented solely to comply with Rule 3-05 of Regulation S-X and do not include comparative financial information as required by IAS 1, Presentation of Financial Statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our qualified audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with IFRS Accounting Standards promulgated by the International Accounting Standards Board, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is responsible for assessing the Company’s ability to continue as a going concern for at least, but not limited to, twelve months from the end of the reporting period; disclosing, as applicable, matters related to going concern; and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Uma empresa-membro da Ernst & Young Global Limited

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

May 06, 2026

Atlantic Offshore Services S.A.

Consolidated statement of financial position

As of December 31, 2025

(In thousands of U.S. Dollars)

	Note	2025
Assets
Current assets
Cash and cash equivalents	3	10,011
Intercompany accounts receivable	4	11,430
Inventory		108
Other		2
		21,551
Non-current assets
Property, plant and equipment	5	42,748
		42,748

Total assets		64,299

Liabilities and equity
Current liabilities
Accounts payable		61
Intercompany accounts payable		13
Other		154
		228
Equity	6
Capital		48,343
Retained earnings		15,728
		64,071

Total liabilities and equity		64,299

See accompanying notes to the consolidated financial statements.

Atlantic Offshore Services S.A.

Consolidated statement of profit or loss

For the year ended December 31, 2025

(In thousands of U.S. Dollars)

	Note	2025

Revenue	7	9,990
Cost of services	8	(3,034)

Gross profit		6,956
Operating expenses
General and administrative	9	(262)

Operating profit		6,694
Financial expenses		(2)

Profit before income taxes		6,692
Income tax		(111)

Profit for the year		6,581

See accompanying notes to the consolidated financial statements.

Atlantic Offshore Services S.A.

Consolidated statement of comprehensive income

For the year ended December 31, 2025

(In thousands of U.S. Dollars)

2025
Profit for the year	6,581
Comprehensive income	6,581

See accompanying notes to the consolidated financial statements.

Atlantic Offshore Services S.A.

Consolidated statement of changes in equity

For the year ended December 31, 2025

(In thousands of US dollars)

	Capital	Retained earnings	Total
As at January 1, 2025	48,343	11,147	59,490

Dividends distributed (note 6 b)	´-	(2,000)	(2,000)
Profit for the year	-	6,581	6,581

At December 31, 2025	48,343	15,728	64,071

See accompanying notes to the consolidated financial statements.

Atlantic Offshore Services S.A.

Consolidated statement of cash flows

For the year ended December 31, 2025

(In thousands of U.S. Dollars)

2025
Operating activities
Profit before tax	6,692

Adjustments to reconcile profit before tax to net cash flows:
Depreciation (note 8)	3,025

Working capital changes:
Intercompany accounts receivable	2,365
Other assets	(2)
Accounts payable	2
Other liabilities	(81)

Income tax paid	(111)
Net cash flows from operating activities	11,890

Financing activities
Dividends paid (note 6 b)	(2,000)
Net cash flows used in financing activities	(2,000)

Net increase in cash and cash equivalents	9,890
Cash and cash equivalents at January 1	121
Cash and cash equivalents at December 31	10,011

See accompanying notes to the consolidated financial statements.

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

1.	General Information

Atlantic Offshore Services S.A. (“AOS”) has been established as “corporation” in 2011 with headquarter at Rua Elvira Mendez, 65 - Edifício Interseco, Panamá City, Republic of Panama. The Company is a joint venture between Wilson Sons Holding S.A. and Ultranav International II, S.A.

AOS and subsidiaries (collectively, the Company) operate in the offshore industry. The Company has three vessels in its fleet (Mandrião, Pardela and Ostreiro) and is primarily engaged in providing port and marine support services, chartering of ships and/or other vessels. During the year ended December 31, 2025, all of the Company's vessels have active contracts with related parties.

2.	Accounting policies

2.1.	Basis of presentation of the consolidated financial statements

As discussed in subsequent event note 11, on February 22, 2026, the Company’s shareholders signed a Share Purchase Agreement (“SPA”) with Tidewater Inc. The accompanying consolidated financial statements of AOS are presented to comply with Rule 3-05 of Regulation S-X and do not include comparative financial information as required by IAS 1, Presentation of Financial Statements. The consolidated financial statements have been prepared in accordance with IFRS accounting standards as issued by the International Accounting Standards Board (IASB), except for the lack of comparative financial information. The Company’s Board of Directors authorized issuance of these consolidated financial statements on May 05, 2026.

The consolidated financial statements have been prepared on a historical cost basis. The consolidated financial statements are presented in US Dollars (USD), and all values are rounded to the nearest thousand (USD000), except when otherwise indicated.

The Company has prepared the financial statements on the basis that it will continue to operate as a going concern.

2.2.	Basis of consolidation

Control is achieved when the Company is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. Specifically, the Company controls an investee if, and only if, the Company has:

●	Power over the investee (i.e., existing rights that give it the current ability to direct the relevant activities of the investee)

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

●	Exposure, or rights, to variable returns from its involvement with the investee

●	The ability to use its power over the investee to affect its returns

The Company reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control.

Consolidation of a subsidiary begins when the Company obtains control over the subsidiary and ceases when the Company loses control of the subsidiary. Assets, liabilities, income and expenses of a subsidiary acquired or disposed of during the year are included in the consolidated financial statements from the date the Company gains control until the date the Company ceases to control the subsidiary.

When necessary, adjustments are made to the financial statements of subsidiaries to bring their accounting policies in line with the Company’s accounting policies. All intra-group assets and liabilities, equity, income, expenses and cash flows relating to transactions between members of the Company are eliminated in full upon consolidation.

A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction. If the Company loses control over a subsidiary, it derecognizes the related assets, liabilities and other components of equity, while any resultant gain or loss is recognized in profit or loss. Any investment retained is recognized at fair value.

The consolidate financial statements of Atlantic Offshore Services S.A., includes the wholly owned subsidiary South Patagonia Services S.A. (“SPS”).

2.3.	Current and noncurrent classification

The Company has assets and liabilities in the statement of financial position based on the current/noncurrent classification. An asset is classified as current when:

●	It is expected to be realized, sold or used in the normal operating cycle.

●	It is held primarily for negotiation purposes.

●	It is expected to be realized within 12 months after the reporting period.

●	Cash and cash equivalents unless there are restrictions as to its exchange, i.e. used to settle a liability for at least 12 months after the reporting period.

All other assets are classified as noncurrent. A liability is classified as current when:

●	It is expected to be settled in the normal operating cycle.

●	It is held primarily for negotiation purposes.

●	It is expected to be realized within 12 months after the reporting period.

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

●	There is no unconditional right to defer the settlement of the liability for at least 12 months after the period of disclosure.

The Company classifies all other liabilities as non-current.

2.4.	Revenue recognition

Our revenues are derived from vessel charter contracts with related parties for an indefinite term. The Company has three Platform Supply Vessels (PSVs). PSVs generally have cargo carrying capacities, both below the deck (e.g., liquid mud tanks and dry bulk tanks) and above the deck.

Our PSVs are outfitted with dynamic positioning capabilities, which allow the vessels to maintain an absolute or relative position when mooring an offshore installation or rig, or another vessel is deemed unsafe, impractical or undesirable. Our PSVs also have oil recovery, firefighting, standby rescue and/or other specialized equipment.

The base rate is a fixed day rate whenever these PSVs are operating with the final customer in the oil and gas industry. These services are billed on monthly basis considering the daily fee rate with reductions related to PSVs operation issues, if any.

The Company acts as a lessor in charter contracts in which the Company does not transfer substantially all the risks and rewards incidental to ownership of an asset. Such transactions are accounted for as operating leases. Revenue derived from rental is accounted for on a straight-line basis over the lease-term and is included in revenue in the statement of profit or loss due to its operating nature. Contingent rents are recognized as revenue in the period in which they are earned.

2.5.	Functional and reporting currency

The management defined the U.S. dollars as its functional currency, since it best reflects the Company’s economic environment. The Company is presenting its financial statements in U.S. dollars. Foreign currency exchange gains and losses from the revaluation of our foreign currency denominated monetary assets and liabilities are included in the consolidated statement of income.

2.6.	Cash and cash equivalents

Cash and cash equivalents include cash, bank accounts and short-term investments with highly liquid with a maturity of three months or less, that are held for the purpose of meeting short-term cash commitments and are readily convertible to a known amount of cash and subject to an insignificant risk of changes in value.

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

2.7.	Property, plant and equipment (PP&E)

Our vessels are recorded at acquisition cost or construction cost, including borrowing costs incurred on financing obtained for vessel construction, net of accumulated depreciation and accumulated impairment losses, if any. Depreciation is computed on the straight-line basis beginning on acquisition date or on the date construction is completed, using estimated useful lives of 25 years. Estimated remaining useful lives are reviewed when there has been a change in circumstances that indicates the original estimated useful life may no longer be appropriate. Upon retirement or disposal of a fixed asset, the costs and related accumulated depreciation are removed from the respective accounts, and any gains or losses are included in our statement of profit or loss.

Our vessels require certification inspections twice in every five-year period. These costs include drydocking and survey costs necessary to ensure compliance with applicable regulations and maintain certifications for vessels with classification societies. These certification costs are typically incurred while the vessel is in drydock and may be incurred concurrent with other vessel maintenance and improvement activities. Our related party which leases our vessels is responsible for these costs and other maintenance costs so they are not booked in our PP&E.

Borrowing costs directly attributable to the acquisition, construction or production of an asset that necessarily takes a substantial period of time to get ready for its intended use or sale are capitalised as part of the cost of the asset. All other borrowing costs are expensed in the period in which they occur. Borrowing costs consist of interest and other costs that an entity incurs in connection with the borrowing of funds.

The residual value and useful life of the assets and depreciation methods are reviewed at each financial year end and adjusted prospectively, if appropriate.

2.8.	Provision for impairment of non-financial assets

The Company assesses, at each reporting date, whether there is an indication that an asset may be impaired. If any indication exists, the Company estimates the asset’s recoverable amount. An asset’s recoverable amount is the higher of an asset’s or CGU’s fair value less costs of disposal and its value-in-use. The recoverable amount is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets. When the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount. As of December 31, 2025, no impairment indicators were identified.

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

2.9.	Taxes

Panama: Revenues from sales and services provided to offshore companies are not subject to billing taxes. AOS is not subject to corporate income tax because foreign-source income is not taxable.

Uruguay: Uruguayan non-resident entities are taxed on assets situated in Uruguay and certain liabilities can be deducted from taxable assets. Our Uruguayan subsidiary (South Patagonia Service S.A.) is taxed at a flat rate of 1.5%.

2.10.	Profit distribution

Profit distributions are determined after yar-end, and need to be approved by the Board of Directors. There are no minimum dividends required by law.

2.11.	Financial instruments

Financial instruments - initial recognition and subsequent measurement

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.

a)	Financial assets - Initial recognition and measurement

Financial assets are classified, at initial recognition, as subsequently measured at amortized cost, fair value through other comprehensive income (OCI), and fair value through profit or loss. The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Company’s business model for managing them. The Company initially measures a financial asset at its fair value plus transaction costs.

Considering Company’s business model of holding financial assets in order to collect contractual cash flows and that cash flow represents only payment of principal and interest, Company’s financial asset (composed by intercompany accounts receivable) is classified and measured at amortized cost.

Financial assets at amortized cost are subsequently measured using the effective interest (EIR) method and are subject to impairment. Gains and losses are recognized in profit or loss when the asset is derecognized, modified or impaired.

Derecognition: A financial asset is primarily derecognized when the rights to receive cash flows from the asset have expired or the Company has transferred its rights to receive cash flows from the asset.

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

Impairment: The Company applies a simplified approach in calculating expected credit losses (ECLs) of intercompany accounts receivable. At each reporting date, the potentially uncollectible amount is assessed based on its historical credit loss experience for the purpose of determining the appropriate ECLs. The Company considers a financial asset in default when internal or external information indicates that the Company is unlikely to receive the outstanding contractual amounts. A financial asset is written off when there is no reasonable expectation of recovering the contractual cash flows.

b)	Financial liabilities

Initial recognition, measurement and presentation. Financial liabilities are recognized initially at fair value net of directly attributable transaction costs. The Company’s financial liabilities include accounts payable, intercompany accounts payable and other liabilities.

Subsequent measurement: For purposes of subsequent measurement, considering the characteristic of the financial liabilities, they are classified as amortized cost.

Derecognition: A financial liability is derecognized when the obligation under the liability is discharged or cancelled or expires.

c)	Offsetting of financial instruments

Financial assets and financial liabilities are offset and the net amount is reported in the consolidated statement of financial position if there is a currently enforceable legal right to offset the recognized amounts and there is an intention to settle on a net basis, to realize the assets and settle the liabilities simultaneously.

d)	Fair value of financial instruments

The Company considers that assets and liabilities measured at amortized cost have a carrying value approximate to their fair value and, therefore, information on their fair values is not presented.

2.12.	New and amended standards and interpretations

The Company applied for the first-time the following amendment, which is effective for annual periods beginning on or after January 1, 2025. The Company has not early adopted any other standard, interpretation or amendment that has been issued but is not yet effective.

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

Lack of exchangeability - Amendments to IAS 21

For annual reporting periods beginning on or after January 1, 2025, Lack of Exchangeability - Amendments to IAS 21 The Effects of Changes in Foreign Exchange Rates specifies how an entity should assess whether a currency is exchangeable and how it should determine a spot exchange rate when exchangeability is lacking. The amendments also require disclosure of information that enables users of its financial statements to understand how the currency not being exchangeable into the other currency affects, or is expected to affect, the entity’s financial performance, financial position and cash flows. The amendments did not have a material impact on the Company’s financial statements.

2.13.	Standards issued but not yet effective

IFRS 18 Presentation and Disclosure in Financial Statements

In April 2024, the IASB issued IFRS 18, which replaces IAS 1 - Presentation of Financial Statements. IFRS 18 introduces new presentation requirements in the statement of profit or loss, including specified totals and subtotals. Furthermore, entities are required to classify all revenues and expenses within the statement of profit or loss into one of five categories: operating, investing, financing, income taxes, and discontinued operations, of which the first three are new. The standard also requires the disclosure of performance measures defined by management, subtotals of revenues and expenses, and includes new requirements for the aggregation and disaggregation of financial information based on the identified “functions” of the primary financial statements and the explanatory notes.

Moreover, restricted scope changes were made to IAS 7 - Statement of Cash Flows, which include changing the starting point for determining cash flows from operating activities using the indirect method, from “profit or loss for the period” to “operating profit or loss,” and removing the optionality for classifying cash flows of dividends and interest. In addition, there are consequential amendments to several other standards.

IFRS 18 and the amendments to the other standards are effective for reporting periods beginning on or after January 1, 2027, and shall be applied on a retrospective basis. The Company is currently working to identify all impacts the amendments will have on the primary financial statements and notes to the financial statements. The initial expected material impact on Company’s financial statements is as follows:

●

New disclosure will be added: (a) management-defined performance measures; (b) specified expense by nature if expenses are presented by function in the operating category of the statement of profit or loss; and (c) a reconciliation for each line item in the statement of profit or loss between the restated amounts presented applying IFRS 18 and the amounts previously presented applying IAS 1.

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

The Company is currently working to identify all impacts the changes will have on the financial statements and notes.

Amendments to the Classification and Measurement of Financial Instruments-Amendments to IFRS 9 and IFRS 7

In May 2024, the IASB issued Amendments to IFRS 9 and IFRS 7, Amendments to the Classification and Measurement of Financial Instruments (the Amendments). The Amendments include:

●

A clarification that a financial liability is derecognized on the ‘settlement date’ and the introduction of an accounting policy choice (if specific conditions are met) to derecognize financial liabilities settled using an electronic payment system before the settlement date

●	Additional guidance on how the contractual cash flows for financial assets with environmental, social and corporate governance (ESG) and similar features should be assessed

●	Clarifications on what constitute ‘non-recourse features’ and what are the characteristics of contractually linked instruments

●

The introduction of disclosures for financial instruments with contingent features and additional disclosure requirements for equity instruments classified at fair value through other comprehensive income (OCI)

The Amendments are effective for annual periods starting on or after 1 January 2026 with early adoption permitted for classification of financial assets and related disclosures only. The Company does not anticipate that the amendments will have a material effect on the Company’s financial statements.

3.	Cash and cash equivalents

2025

Cash and banks	10,011
10,011

As of December 31, 2025, the balance is composed by checking accounts at JP Morgan.

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

4.	Intercompany accounts receivable

2025

Wilson Sons Offshore	11,430
11,430

Trade accounts receivable comprise amounts charge to a related party, Wilson Sons Offshore, from chartering of vessels used by Petrobras’ (Petróleo Brasileiro S.A.) offshore operations in Brazil under the terms and conditions agreed to between the parties.

5.	Property, plant and equipment

	Annual rate (%)	Cost	Accumulated depreciation	Net book value 2025
Vessels
PSV Mandrião	4	30,398	(17,069)	13,329
PSV Pardela	4	27,080	(12,439)	14,641
PSV Ostreiro	4	26,307	(11,529)	14,778
Total		83,785	(41,037)	42,748

Total		83,785	(41,037)	42,748

	PSV Mandrião	PSV Pardela	PSV Ostreir	Total

Cost at January 1, 2025	30,398	27,080	26,307	83,785

Accumulated depreciation at December 2024	(16,002)	(11,458)	(10,552)	(38,012)
Depreciation 2025	(1,067)	(981)	(977)	(3,025)
Depreciation at December 31 2025	(17,069)	(12,439)	(11,529)	(41,037)

Closing net book at 31 December 2025	13,329	14,641	14,778	42,748

There are no vessels under construction on December 31, 2025 and no impairment provision was recognized.

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

6.	Equity

a)	Capital

Following is the capital distribution on December 31, 2025:

2025

Wilson. Sons Holding S.A.	24,171
Ultranav International II, S.A.	24,172
Total	48,343

Total capital divided into 5,000 common shares without par value. On December 31, 2025, the Company's capital is 100% subscribed and paid in.

b)	Dividends

The Company’s bylaws stipulate that there is no mandatory minimum dividend, and that the allocation of annual results is subject to approval by the general meeting. In November 2025, the Board of Directors approved the distribution of dividends in the amount of USD 2,000 from the retained earnings. The full amount was paid in December 2025.

7.	Revenue

Company’s revenue comprises the chartering of vessels Mandrião, Pardela and Ostreiro to Wilson Sons Offshore S.A, which support exploration and production operations to do maintenance of Petrobras platforms. The total revenue in 2025 was USD 9,990.

8.	Cost of services

2025

Depreciation (Note 5)	(3,025)
Other	(9)
Total	(3,034)

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

9.	General and administrative expenses

2025
Lawyer	(2)
Consulting services	(230)
Audit	(28)
Other general and administrative expenses	(2)
Total	(262)

10.	Financial assets and financial liabilities risk management objectives and policies

The Company is exposed to credit risk and commodity price risk (oil price), as summarized below.

a)	Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its operating activities, primarily intercompany accounts receivable, which are related to contracts with our related party that has agreements with Petrobras and other domestic companies.

b)	Commodity price risk - Oil price

The Company operates in the offshore maritime support industry, providing PSV services primarily to oil and gas exploration and production (E&P) operators, with a significant portion of its activities related to contracts with our related party that has agreements with Petrobras and other domestic companies. Accordingly, the Company is exposed to commodity price risk associated with fluctuations in international crude oil prices, as the level of offshore exploration and production activity in Brazil is influenced, among other factors, by oil price dynamics. Sustained periods of lower oil prices may result in reduced investments by E&P operators, potentially affecting demand for maritime support services, fleet utilization levels and charter rates.

Although Petrobras plays a central role in the Brazilian offshore market and typically enters into medium- to long-term charter agreements, variations in oil prices may indirectly impact bidding activity, contract renewals and the timing of new projects. The Company continuously monitors market conditions and seeks to mitigate this exposure through long-term contracts, operational flexibility and cost-discipline initiatives.

Atlantic Offshore Services S.A.

Notes to consolidated financial statements

December 31, 2025

(In thousands of U.S. Dollars)

11.	Subsequent event

Execution of Share Purchase Agreement for the divestment of control by Wilson Sons Holdings Brasil S/A and Ultranav International II S/A

On February 22, 2026, the Company’s shareholders, Wilson Sons Holdings Brasil S/A and Ultranav Internation II S/A (“Sellers”), entered into a Share Purchase Agreement (“SPA”) with Tidewater Inc (“Buyer”). The agreement provides for the disposal of all 5,000 common shares issued by the Company and held by the Sellers, representing 100% of the Company's total and voting capital.

The closing of the Transaction is subject to the fulfillment of customary conditions for transactions of this nature, including, but not limited to, approval by the Administrative Council for Economic Defense (CADE).

Dividends

On February 19, 2026, the Company’s Board of Directors approved a dividend distribution of USD 8,000, which was paid on February 27, 2026.